Growth Fund

Growth Fund Summary

Ticker – MNRGX

Summary Prospectus   -   April 30, 2012

Before you invest you may want to review the Fund’s prospectus, which contains more information about the fund and its risks.  You can find the Fund’s prospectus and other information about the fund online at www.manorfunds.com/pdfs/mif_prospectus.pdf.  You can also get information at no cost by calling 1-800-787-3334, or by sending an e-mail request to ktokarski@morriscapitaladvisors.com.  The current prospectus (“Prospectus”) and statement of additional information (“SAI”), dated April 30, 2012, are incorporated by reference into this summary prospectus.  The Fund’s SAI may be obtained free of charge, in the same manner as the Prospectus.

Investment Objective

The Growth Fund seeks long-term capital appreciation.

Fees & Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Growth Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	1.00%
Shareholder Services Fee	0.25%
Other Expenses	0.66%
Total Annual Operating Expenses	1.91%
Reimbursement from Manager	(0.41%)
Total Annual Fund Operating Expenses	1.50%

Example of Expenses

The following example is intended to help you compare the cost of investing in shares of the Growth Fund with the cost of investing in other mutual funds.  They illustrate the hypothetical expense that you would incur over various periods if you invest $10,000 in shares of the Growth Fund.  These examples assume that the Shares would provide a return of 5% a year and that operating expenses remain the same.  The results apply whether or not you redeem your investment at the end of the given period.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$156
3 Years	$488
5 Years	$843
10 Years	$1,628

Portfolio Turnover

The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolios).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the performance of the Funds.  During the most recent fiscal year, the portfolio turnover rate for the Growth Fund was 10.01%.

Principal Investment Strategies

The Growth Fund invests primarily in the common stock of large corporations with an average market capitalization generally over $7.5 billion, when the advisor believes the share are priced attractively relative to the growth potential of company earnings.  The Growth Fund generally holds individual investments for three to five years, but occasionally, securities may be sold within 12 months of purchase if circumstances of a particular company, industry, or the general market should change.

Principal Risks

An investor could lose money investing in the Growth Fund.  The Growth Fund is intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of each Fund.

Risks in the Growth Fund include:

the possibility of a general decline in the stock market,

the possibility that a shift in economic conditions will adversely impact companies with strong growth rates,

or that the Fund manager will be unsuccessful in identifying attractive investments.

In addition to the risks outlined above, the Growth Fund carries the risk that Daniel A. Morris, the portfolio manager will be unable to perform his duties due to death or disability.

In addition to the risks associated with the investment strategy of the Fund, an investor is subject to risk from general market fluctuations, interest rate shifts, credit risk, and the effect of inflation.

Market Risk

In the event of a general market decline, the value of the Fund could decline.  The values of investments may change, and possibly decrease, perhaps severely, in response to fluctuations in the stock market generally.

Interest Rate Risk

If interest rates increase the value of portfolio investments could decline.  The potential for fluctuations in bond prices is primarily due to changes in interest rates.

Credit Risk

Credit risk could impact the value of specific stock or bond investments, or an entire industry sector, if investors become concerned abut the ability of creditors to continue debt service on an ongoing basis.  Credit risk is the chance that the issuer of a bond will default on its promise to pay interest and or principal at maturity.

Inflation Risk

Inflation is the impact of rising prices over time.  It has the effect of reducing the future value of financial assets due to decreased purchasing power.  The impact of inflation, and investors’ expectation of future inflation, can impact the current value of portfolio investments, resulting in lower stock prices.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the performance of the Growth Fund using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes, compared to a relevant benchmark.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Performance Information for the Growth Fund

During the period shown in the bar chart above, the lowest return for a calendar quarter for the Growth Fund was –23.67% for the 4th Quarter of 2008, the  highest  return was 15.25% during the 2nd Quarter of 2009

Average Annual Total Returns For the Periods ended December 31, 2011
	1 Year	5 Year	10 Year

Return before taxes	-1.60%	0.41%	3.00%
Return after taxes on distributions	-1.60%	-0.08%	2.75%
Return after taxes on distributions & sale of Fund shares	-1.04%	-0.22%	-4.62%

S&P 500 Index Reflects no deduction for fees, expenses or taxes	2.11%	-0.25%	2.91%

The primary index for comparison is the S&P 500 Index, a broad market index of large capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investor or investors who hold their Fund shares through tax-deferred arrangements, such as 401(K) Plans or Individual Retirement Accounts.

Fund Management

Advisor	Portfolio Manager
Morris Capital Advisors, LLC

Daniel A. Morris has been the portfolio manager of the Growth Fund since its inception in 1999.  Mr. Morris is the President and Chief Investment Officer of the Advisor.  He is also the President and Chairman of the Board of Directors of the Fund.

Purchase and Sale of Fund Shares

Minimum initial purchase for Fund shares is $1,000 with minimum subsequent purchases of $25.  Shares can be purchased by check payable to Manor Investment Funds, Inc. c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH, 44147.  Fund shares can be redeemed and reinvested in other fund series by calling Mutual Shareholder Service at 800-663-4851

You may purchase and redeem (sell) shares of the Fund on any business day through certain broker-dealers and other financial intermediaries.

Tax Information

Distributions from the Funds may be taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as and individual retirement account.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may provide compensation for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information